FAS6 SA 05/23

SUPPLEMENT DATED MAY 5, 2023

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 1, 2022

OF

FRANKLIN INTERNATIONAL CORE EQUITY (IU) FUND

(a series of Franklin Fund Allocator Series)

Effective May 8, 2023, the Statement of Additional Information is amended as follows:

I. All references to “The Bank of New York Mellon” under the heading “Policies and Procedures Regarding the Release of Portfolio Holdings” is replaced with “JPMorgan Chase Bank.”

II. Under the “Custodian” section under “Management and Other Services,” all references to “The Bank of New York Mellon” is replaced with “JPMorgan Chase Bank,” and the reference to the address of Bank of New York Mellon’s principal office is replaced with “270 Park Avenue, New York, NY 10017-2070,” which is the address of JPMorgan Chase Bank’s.

Please keep this supplement with your SAI for future reference.